Exhibit 31.2
CERTIFICATION PURSUANT TO
RULE 13a-14(a) AND 15d-14(a) OF THE SECURITIES EXCHANGE ACT OF 1934,
AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Eric Tiziani, certify that:

1. I have reviewed this Quarterly Report on Form 10-Q/A of Olaplex Holdings, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: February 28, 2023	By:	/s/ Eric Tiziani
Eric Tiziani
Chief Financial Officer
(Principal Financial Officer)